                                $100,000,000

                            LA QUINTA INNS, INC.

                         ___% Senior Notes due 2005


                           UNDERWRITING AGREEMENT

                                                            September __, 1995

Morgan Stanley & Co.
  Incorporated
Donaldson, Lufkin & Jenrette
  Securities Corporation
NationsBanc Capital Markets, Inc.
c/o Morgan Stanley & Co.
      Incorporated
    1251 Avenue of the Americas
    New York, New York 10020

Dear Sirs and Mesdames:

    La Quinta Inns, Inc., a Texas corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters") $100,000,000 principal amount of its ____% Senior Notes due 2005 (the "Securities") to be issued pursuant to the provisions of an Indenture dated as of September ___, 1995 (the "Indenture") between the Company and U.S. Trust Company of Texas, N.A., as Trustee (the "Trustee").

    The Company wishes to confirm as follows its respective agreements with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Securities by the Underwriters.

    1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Securities. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "Registration Statement", as used in this Agreement, means the registration statement as amended by said post-effective amendment. The term "Registration Statement" shall also include any registration statement relating to the Securities that is filed and declared effective pursuant to Rule 462(b) under the Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b), PROVIDED that if a prospectus that meets the requirements of
Section 10(a) of the Act is delivered pursuant to Rule 434(c) under the Act, then (i) the term "Prospectus" as used in this Agreement means the prospectus subject to completion (as defined in Rule 434(g) under the Act) as supplemented by (A) the addition of Rule 430A or other information contained in the form of prospectus filed pursuant to Rule 434(c)(2) under the Act and
(B) the information contained in the abbreviated term sheet described in Rule 434(c)(3) under the Act, and (ii) the date of such Prospectus shall be deemed to be the date of such abbreviated term sheet. The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), that, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the

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term "Incorporated Documents" means, at any time, the documents that at such time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

    2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such principal amount of Securities increased as set forth in Section 10 hereof) at ___% of such principal amount plus accrued interest, if any, from September ___, 1995, to the date of payment and delivery.

    3. TERMS OF PUBLIC OFFERING. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have both become effective as in your judgment is advisable and initially to offer the Securities upon the terms set forth in the Prospectus. The Company is further advised by you that the Securities are to be offered to the public initially at ____% of their principal amount (the "Public Offering Price") plus accrued interest, if any, from September ___, 1995 to the date of payment and delivery and to certain dealers selected by you at a price that represents a concession not in excess of ____% of their principal amount under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of ____% of their principal amount, to any Underwriter or to certain other dealers.

    4. DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR. Payment for the Securities shall be made by wire transfer to an account specified by the Company in immediately available funds at 10:00 A.M., New York city time on September ___, 1995, or at such other time on the same or such other date, not later than September ___, 1995, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

    Payment for the Securities shall be made against delivery to you for the respective accounts of the several Underwriters of the one or more global certificates representing the Securities registered in the name of Cede & Co. with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.

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    5.  AGREEMENTS OF THE COMPANY.  The Company agrees with the several
Underwriters as follows:

          (a) The Company shall, if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. The Company shall comply fully and in a timely manner with the applicable provisions of Rule 424, Rule 430A and Rule 434 under the Act.

          (b) The Company shall advise you promptly and, if requested by any of you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus or form of prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission that relate to the Registration Statement or any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) during the period referred to in subsection (f) below, (A) of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, including the filing of any information, document or report pursuant to the Exchange Act, that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement in order to state a material fact required by the Act to be stated therein or to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as then amended or supplemented) untrue or that requires the making of any additions to or changes in the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration

     Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c)  The Company shall furnish to each of you without charge (i) two
     (2) conformed copies (plus one (1) additional similarly conformed copy to your legal counsel) of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits filed therewith, (ii) such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (iv) two (2) copies of each of the exhibits to the Incorporated Documents.

          (d) The Company shall not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus, or, prior to the end of the period of time referred to in subsection (f) below, file any document pursuant to the Exchange Act that will, upon filing, become an Incorporated Document, of which you shall not previously have been advised and provided a copy within two business days (or such reasonable amount of time as is necessitated by the exigency of such amendment, supplement or document) prior to the filing thereof and to which you shall reasonably object in writing.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the state securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

          (f) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company shall expeditiously furnish to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as you may reasonably request for the purposes contemplated by the Act. The Company consents to the use of the Prospectus and any amendment or supplement thereto by you or any dealer in accordance with the provisions of the Act and with the state securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as a prospectus is required by the Act to be delivered in connection therewith.

          (g) If during the period specified in subsection (f) above any event shall occur as a result of which it becomes necessary, in the judgment of the Company or in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Prospectus (as them amended or supplemented) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Act or any other law, the Company shall, as promptly as practicable, prepare and, subject to the provisions of subsection (d) above, file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances under which they were made, be misleading, and the Prospectus, as so amended or supplemented, will comply with the Act or such other law, and shall expeditiously furnish to you without charge such number of copies thereof as you may reasonably request.

          (h) Prior to any public offering of the Securities, the Company shall cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to consent to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction in which it is not now so subject). The Company shall continue such qualification in effect so long as required by law for distribution of the Securities and shall file such consents to service of process or other documents as may be necessary or appropriate in order to effect such registration or qualification (provided, that the Company shall not be obligated to take any action that would subject it to consent to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction in which it is not now so subject).

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          (i)  The Company shall make generally available to its security holders as soon as reasonably practicable a consolidated earnings statement covering a period of at least 12 months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event later than 90 days after such date) that shall satisfy the provisions of Section 11(a) of the Act.

          (j) (i) For so long as any of the Securities are outstanding, the Company shall mail to each of you without charge as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and (ii) during the period specified in subsection (f) above, from time to time such other information concerning the Company as you may reasonably request.

          (k) During the period beginning on the date hereof and continuing to and including the Closing Date, the Company shall not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of Morgan Stanley & Co. Incorporated, which shall not be unreasonably withheld.

          (l) The Company shall use the proceeds from the sale of the Securities in the manner described in the Prospectus under the heading "Use of Proceeds".

          (m) The Company shall not voluntarily claim, and shall actively resist any attempt to claim, the benefit of any usuary laws against the holders of the Securities.

          (n) If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

          (a) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act; the Registration Statement does not and will not at any such time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any supplement or amendment thereto will not at any such time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply (A) to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee (the "Form T-1").

          (b) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act.

          (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act, and any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) All of the Company's subsidiaries (collectively, the "Subsidiaries") are listed in an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994, which is incorporated by reference into the Registration Statement. The Company and each of the Subsidiaries that is a "significant subsidiary" (as defined in Regulation S-X under the Act) (collectively, the "Significant Subsidiaries") has been duly organized, is validly existing (if applicable, as a corporation in good standing) under the laws of its jurisdiction of organization and has full corporate (or partnership) power and authority to carry on its business as it is currently being conducted (and, in the case of the Company, to execute, deliver and perform this Agreement) and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect, singly or in the aggregate, on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

          (e) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Significant Subsidiary have been duly authorized and validly issued, and certain shares of capital stock of each Significant Subsidiary are owned, directly or through Subsidiaries, by the Company as set forth on Exhibit 21 to the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994. All such shares or other ownership interests in each Significant Subsidiary are fully paid and nonassessable, and are free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"), except for Liens that are in the aggregate immaterial to the business of the Company and the Subsidiaries, taken as a whole. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale, or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of any Significant Subsidiary.

          (f) Neither the Company nor any of the Significant Subsidiaries is in violation of or in default in the performance of any of their respective charters or bylaws (or partnership agreements, as the case may be) or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them is bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, except as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (g) This Agreement has been duly and validly executed and delivered by the Company, and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery thereof by you), except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws, court decisions or public policy.

          (h) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by all necessary corporate action of the Company, and when duly executed and delivered by the Company in accordance with its terms (assuming the due execution and delivery thereof by the Trustee), will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that a waiver of rights under any usury laws may be unenforceable and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity).

          (i) The Securities have been duly authorized by the Company and on the Closing Date, the Indenture and the Securities will have been duly executed by the Company and will conform in all material respects to the descriptions thereof in the Prospectus. When the Securities are issued, executed and authenticated in accordance with the Indenture and paid for in accordance with the terms of this Agreement, the Securities will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except to the extent that a waiver of rights under any usury laws may be unenforceable and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws, now or hereafter in effect, relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity).

          (j) The execution and delivery of this Agreement, the Indenture and the Securities by the Company and the performance of this Agreement, the Indenture and the Securities (i) does not require any consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and the Trust Indenture Act and compliance with the state securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) and (ii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, any of the respective charters or bylaws
     (or partnership agreements, as the case may be) of the Company or any of the Significant Subsidiaries or any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust or other material contract, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, or any order of any court or governmental agency or authority entered in any proceeding to which the Company or any of the Significant
     Subsidiaries was or is a party or by which any of them is bound or (solely with respect to actions by the Company or the Significant Subsidiaries) violate any applicable
     Federal, state or local law, rule, administrative regulation or ordinance or administrative or court decree, any of the foregoing of which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (k) Except as disclosed in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against the Company or any of the Significant Subsidiaries that is required to be disclosed in the Registration Statement or the Prospectus, or that could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely to affect the performance of the Company's obligations pursuant to this Agreement, the Indenture or the Securities and, to the best of the Company's knowledge, no such proceedings are contemplated or threatened. No action has been taken with respect to the Company or any of the Significant Subsidiaries, and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that suspends the effectiveness of the Registration Statement, prevents or suspends the use of any Prepricing Prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 5(h) hereof; no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Significant Subsidiaries that suspends the effectiveness of the Registration Statement, prevents or suspends the use of any

     Prepricing Prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 5(h) hereof; other than the litigation matters or proceedings described in the Prospectus under the captions "Business -- Legal Proceedings", no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official (domestic or foreign), is pending against or, to the best of the Company's knowledge, threatened against, the Company or any of the Significant Subsidiaries that, if adversely determined, could, singly or in the aggregate, reasonably be expected in any manner to invalidate this Agreement, the Indenture or the Securities; and every request of the Commission, or any securities authority or agency of any jurisdiction, for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to or incorporated by reference in the Registration Statement is not so described or filed or incorporated by reference as required.

          (l) The firm of accountants that has certified or shall certify the applicable consolidated financial statements and supporting schedules of the Company filed or to be filed with the Commission as part of the Registration Statement and the Prospectus are independent public accountants with respect to the Company and the Subsidiaries, as required by the Act and the Exchange Act. The consolidated financial statements, together with related notes, set forth in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Act and the Exchange Act and fairly present, in all material respects, the financial position of the Company and the Subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles in the United States of America consistently applied throughout such periods, except as disclosed in the notes to such financial statements; and the other financial and statistical information and the supporting schedules included in the Prospectus and in the Registration Statement present fairly, in all material respects, the information required to be stated therein.

          (m) Except as disclosed in the Registration Statement, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus,
     (i) neither the Company nor any of the Significant Subsidiaries has incurred any liabilities or obligations, direct or contingent, that are material to the Company and the Subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business that is material to the Company and the Subsidiaries, taken as a whole, (ii) there has been no decision or judgment in the nature of litigation adverse to the Company or any of the Significant Subsidiaries, and (iii) there has been no material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries, taken as a whole (any of the above, a "Material Adverse Change").

          (n) Neither the Company nor any of the Subsidiaries is involved in any labor dispute nor, to the best of the Company's knowledge, is any labor dispute imminent, other than routine disciplinary and grievance matters, and the Company is not aware (without any independent verification) of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors, that could reasonably be expected to result in a Material Adverse Effect.

          (o)  The Company and each of the Significant
     Subsidiaries possess such licenses, certificates, authorizations, approvals, franchises, trademarks, service marks, trade names, permits and other rights issued by local, state, federal or foreign regulatory agencies or bodies as are necessary to conduct the businesses now conducted by them and the lack of which could reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, and neither the Company nor any of the Significant Subsidiaries has, to be the best of the Company's knowledge, received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, approval, franchise, trademark, service mark, trade name, permit or right that, if the subject of any unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

          (p) The Company has not and, to the best of the Company's knowledge, none of the Subsidiaries nor any employee or agent of the Company has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, that is in any manner related to the business or operations of the Company that the Company knows or has reason to believe to have been illegal under any federal, state or local laws of the United States or any other country having jurisdiction; and the Company has not participated, directly or indirectly, in any boycotts or other similar practices in contravention of law affecting any of its actual or potential customers.

          (q) All material tax returns required to be filed by the Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith or for which adequate reserves have been provided or those currently payable without penalty or interest.

          (r) Except as disclosed in the Prospectus or except as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) to the best of the Company's knowledge, neither the Company nor the Subsidiaries is in violation of any Federal, state or local law or regulation relating to pollution or protection of public heath or welfare or the environment, including, without limitation, the storage, handling, transportation, emissions, discharges, releases or threatened releases of pollutants, contaminates, hazardous or toxic materials, substances or wastes, or petroleum or petroleum products ("Environmental Laws"), (b) the Company and each of the Subsidiaries have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and the Company and each of the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval and (c) neither the Company nor, to the best of the Company's knowledge, any of the Subsidiaries, has received any notice or communication from any governmental agency or any written notice from any other person regarding violation of or liability under Environmental Laws and (d) there is no pending action or proceeding, or to the best of the Company's knowledge, pending or threatened claim or investigation against the Company or any of the Subsidiaries regarding violation of or liability under Environmental Laws.

          (s) To the best of the Company's knowledge, there are no costs and liabilities associated with Environmental Laws that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (t) To the best of the Company's knowledge, neither the Company nor any of the Subsidiaries has (A) violated any Federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, or (B) engaged in any unfair labor practice that, with respect to any matter specified in clause (A) or (B) above, could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best of the Company's knowledge, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best of the Company's knowledge, threatened against any of them and
     (ii) to the best of the Company's knowledge, no union representation question existing with respect to the employees of the Company or any of the Subsidiaries and, to the best of the Company's knowledge, no union organizing activities are taking place, except (with respect to any matter specified in clause (i) or (ii) above) such as would not, singly or in the aggregate, have a Material Adverse Effect.

          (u) To the best of the Company's knowledge, (i) each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, in fee simple in the case of real property (other than in the case of certain buildings the land under which is leased to the Company pursuant to long-term leases that are valid, subsisting and enforceable against the Company), free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement and (ii) all the property described in the Registration Statement and the Prospectus as being held under lease by each of the Company and the Significant Subsidiaries is held by it under valid, subsisting and enforceable leases, except (with respect to any matter specified in clause (i) or (ii) above) such as would not, singly or in the aggregate, have a Material Adverse Effect.


          (v)  Other than as described in the Registration
     Statement and the Prospectus, no holder of any security of the Company has any right to require registration of any security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement, except such rights as have been satisfied or waived.

          (w) The Company has complied with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business with Cuba.

    7.  INDEMNIFICATION AND CONTRIBUTION.  (a)  The
Company agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any

Underwriter within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the any Prepricing Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this subsection (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

    (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by Morgan Stanley & Co. Incorporated, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

    (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this subsection (c), such Underwriter shall have the rights and duties given to the indemnifying parties by subsection
(b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by subsection (b) above. The foregoing indemnity agreement shall be in addition to any liability that any Underwriter may otherwise have.

    (d)  If the indemnification provided for in this
Section 7 is unavailable to an indemnified party under subsection
(a) or (c) above in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Under-writers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no

Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Securities underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Securities set forth opposite their names in Schedule I hereto (or such principal amounts of securities increased as set forth in Section 10 hereof) and not joint.

     (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

     8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Securities hereunder are subject to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424, 430A and 434 under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any downgrading or any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act,
     (ii) any change in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, that, in your reasonable opinion, would materially adversely affect the market for the Securities, or (iii) any event or development relating to or involving the Company or any officer or director of the Company that makes any statement made in the Prospectus untrue in any material respect or that, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your reasonable opinion, materially adversely affect the market for the Securities.

          (c) You shall have received on the Closing Date, an opinion of Latham & Watkins, counsel for the Company, dated the Closing Date and addressed to the several Underwriters, to the effect that:

               (i)  the Securities, when executed and
          authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding therefor may be brought;

               (ii) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and to the discretion of the court before which any proceeding therefor may be brought;

                (iii) the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus under the heading "Description of Senior Notes";

                (iv) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission; and any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) or Rule 434 under the Act has been made in the manner and within the time period required by Rule 424(b) and Rule 430A under the Act; the Indenture has been duly qualified under the Trust Indenture Act;

                (v) To the best of such counsel's knowledge no consent, approval, authorization or order of, or filing with, any federal or New York court or governmental agency or body is required to be obtained or made by the Company for the consummation of the sale of the Securities by the Company pursuant to this Agreement, except (A) such as have been obtained under the Act and the Trust Indenture Act and (B) such as may be required under the state securities laws in connection with the purchase and distribution of the Securities by the Underwriters;

                (vi) The Registration Statement and the Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel need express no opinion with respect to (A) the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein or (B) the Form T-1. In passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may assume that the statements made and incorporated by reference therein are correct and complete;

                (vii) Neither the purchase of the Securities by the Underwriters nor the sale of the Securities by the Company pursuant to the terms of this Agreement will result in the breach of or a default under those agreements identified to such counsel by an officer of the Company as material to the Company; and

                (viii) The statements set forth in the Prospectus in the first, second and seventh paragraphs under the heading "Underwriters", insofar as such statements constitute a summary of legal matters, are accurate in all material respects.

     Such opinion may be limited to the internal laws of the State of New York and the Federal laws of the United States. Such counsel may rely as to factual matters on certificates of officers of the Company and of state officials, in which case their opinion shall state that they are so doing. Such opinion also shall take further exceptions that shall be reasonably acceptable to the Underwriters.

    In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and their counsel, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel need not pass upon and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and such counsel may state that they have made no independent check or verification thereof, during the course of such participation, (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (as amended or supplemented, if applicable, and including the Incorporated Documents), at the time such Registration Statement or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (including the Incorporated Documents) as amended or supplemented, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to (i) the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein or (ii) the Form T-1.

          (d) You shall have received on the Closing Date, an opinion of John F. Schmutz, Esq., Vice President and General Counsel of the Company, dated the Closing Date and addressed to the several Underwriters, to the effect that:

                (i) To the best of such counsel's knowledge, no authorization, approval, consent or order of, or registration or filing with, any court or governmental authority or agency is required to be obtained or made by the Company for the valid sale of the Securities to you, except (A) such as have been obtained under the Act and the Trust Indenture Act and (B) such as may be required under the state securities or Blue Sky laws or regulations of any jurisdiction in the United States in connection with the purchase and distribution of the Securities by the Underwriters;

                (ii) The Company has corporate power and authority to enter into this Agreement, the Indenture and the Securities and each of this Agreement, the Indenture and the Securities has been duly authorized by all necessary corporate action by the Company, and each of this Agreement and the Indenture has been duly executed and delivered by the Company;

                (iii) Neither the purchase of the Securities by the Underwriters nor the sale of the Securities by the Company pursuant to the terms of this Agreement will conflict with or constitute a breach of or a default under the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Significant Subsidiaries or the terms of any material agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them is bound, or to which any of the properties of the Company or any of the

           Significant Subsidiaries is subject, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries, or result in any violation of any statute, rule or regulation applicable to the Company or, to the best of such counsel's knowledge, any judgment, injunction, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of the Significant Subsidiaries or any of their respective properties;

                (iv) Each of the Company and, to the best of such counsel's knowledge, the Significant Subsidiaries that is a corporation has been duly incorporated and is validly existing and is a corporation in good standing under the laws of its jurisdiction of its incorporation, and each of the Company and, to the best of such counsel's knowledge, the Significant Subsidiaries has the corporate (or partnership) power and authority and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies to own and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which such qualification is required wherein it owns or leases material property or conducts business, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect;

                (v) All of the issued and outstanding capital stock of, or other ownership interests in, each Significant Subsidiary has been duly authorized and validly issued, and is fully paid and nonassessable and, except as otherwise set forth in the Registration Statement and the Prospectus, certain shares of capital stock of, or other ownership interests in, each Significant Subsidiary are owned by the Company, either directly or through Subsidiaries, as set forth on
           Exhibit 21 to the Company's annual report on Form 10-K for the fiscal year ended December 31, 1994, free and clear of any perfected security interest or, to the best of such counsel's knowledge, any other security interests, claims, liens, equities or encumbrances;

                (vi) Except as described in the Registration Statement and the Prospectus, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Securities or the right to have any securities of the Company included in the registration statement or the right, as a result of the filing of the registration statement, to require registration under the Act of any securities of the Company, except such rights as have been satisfied or waived;

                (vii)  To the best of such counsel's knowledge
           (A) there are no franchises, contracts, indentures, mortgages, leases, loan agreements, notes or other agreements or instruments to which the Company or any Significant Subsidiary is a party or by which any of them may be bound that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to or incorporated by reference in the Registration Statement other than those described therein or filed or incorporated by reference as exhibits thereto, (B) no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument, except for defaults that would not, singly or in the aggregate, have a Material Adverse Effect and (C) the statements in the Prospectus under the caption "Business -- Legal Proceedings" insofar as they relate to statements of law or legal conclusions, are accurate in all material respects;

                (viii) The Company and the Significant Subsidiaries own all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and such counsel is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Significant Subsidiaries with respect to the foregoing;

                (ix) To the best of such counsel's knowledge, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Significant Subsidiaries or any of their respective properties of a character required to be disclosed in the Registration Statement and the Prospectus that is not adequately so disclosed;

                (x) At the time it became effective and on the Closing Date, the Registration Statement (except for
           (A) financial statements, the notes thereto and related schedules and other financial, numerical, statistical or accounting data included or incorporated therein or omitted therefrom and (B) the Form T-1, as to which no opinion need be expressed) and the Prospectus complied and complies as to form in all material respects with the applicable requirements of the Act; and each of the Incorporated Documents (except for financial statements, the notes thereto and related schedules and other financial, numerical, statistical or accounting data included therein or omitted therefrom, as to which no opinion need be expressed) complies as to form in all material respects with the Exchange Act;

                (xi) The statements in the Registration Statement and the Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown; and

                (xii)  Neither the Company nor any of the
           Subsidiaries is an "investment company" required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or an entity "controlled by an investment company" required to be registered under Section 8 of the Investment Company Act.

     Such opinion may be limited to the internal laws of the State of Texas and the Federal laws of the United States.
Such opinion shall take further exceptions that shall be reasonably acceptable to the Underwriters.

     In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel, at which the contents of the Registration Statement and Prospectus (including the Incorporated Documents) and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, on the basis of the foregoing, relying as to the factual matters underlying the determination of materiality to a large extent upon the statements of officers and other representatives of the Company, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (as amended or supplemented, if applicable, and including the Incorporated Documents), at the time such Registration Statement or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Act), or the Prospectus, as amended or supplemented, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to (i) the financial statements, schedules and other financial and statistical data included in the Registration Statement or the Prospectus or incorporated therein or (ii) the Form T-1.

     (e) You shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date and addressed to the several Underwriters, with respect to the matters referred to in clauses (i), (ii), (iii), (iv), (v), (vi) and (viii) and in the last paragraph of subsection (c) above and such other related matters as you may request.

     (f) You shall have received letters addressed to the several Underwriters, and dated the date hereof and the Closing Date from KPMG Peat Marwick LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

     (g) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Prospectus (or any amendment or supplement thereto);
(iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and the Prospectus (or any amendment or supplement thereto), any Material Adverse Change;
(iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus (or any amendment or supplement thereto); and
(v) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing
Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(g) and in Sections 8(b)(i) and 8(h) hereof.

     (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

     (i) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

     (j) The Underwriters shall have received evidence reasonably satisfactory to them that all liens, claims, security interests and other encumbrances in favor of the lenders under the Company Credit Facility (as defined in the Prospectus under the caption "Use of Proceeds") to which any property (real or personal) described in the Prospectus as being owned by the Company is subject shall have been terminated by such lenders prior to or simultaneously with the closing hereunder.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

     Any certificate or document signed by any officer of the Company and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

     9. EXPENSES. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder:
(i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the Indenture, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration or qualification of the Securities for offer and sale under the state securities or Blue Sky laws of the several states as provided herein (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vi) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

     10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company by notifying you, or by you, on behalf of the several Underwriters, by notifying the Company.

     If any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they are obligated to purchase hereunder on the Closing Date, and the aggregate principal amount of Securities that such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion that the principal amount of Securities set forth opposite its name in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify, to purchase the Securities that such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase; PROVIDED that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they are obligated to purchase on the Closing Date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Securities by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case that does not result in termination of this Agreement, any of you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company purchases Securities that a defaulting Underwriter is obligated, but fails or refuses, to purchase.

     Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company by notice to the Company if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Texas shall have been declared by either federal or state authorities, or
(iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable or inadvisable to commence or continue the offering of the Securities at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Securities by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the third paragraph under the caption "Underwriters" in any Prepricing Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you expressly for use therein as such information is referred to in Sections 6(a) and 7 hereof.

     13. MISCELLANEOUS. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at Weston Centre, 112 E. Pecan Street, P.O. Box 2636, San Antonio, Texas 78299-2636, Attention: John F. Schmutz, Esq., Vice President and General Counsel; or (ii) if to the Underwriters, care of Morgan Stanley & Co. Incorporated, 1251 Avenue of the
Americas, New York, New York 10020, Attention:  [            ].

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers and the other controlling persons referred to in
Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Securities in his status as such purchaser.

     13. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     This Agreement may be signed in various counterparts that together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.


                                       Very truly yours,

                                       LA QUINTA INNS, INC.


                                       By:__________________________________
                                          Name:
                                          Title:



Accepted as of the date hereof
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette
  Securities Corporation
NationsBanc Capital Markets, Inc.


Acting severally on behalf
  of themselves and on behalf
  of the other several
  Underwriters named herein.


     By Morgan Stanley & Co.
          Incorporated



     By:_____________________________
     Name:
     Title:

                                  SCHEDULE I

                              LA QUINTA INNS, INC.


                                                        Principal Amount
      Underwriters                                        of Securities
      ------------                                      -----------------
Morgan Stanley & Co. Incorporated. . . . . . . . . .
Donaldson, Lufkin & Jenrette
  Securities Corporation. . . . . . . . . . . . . . .
NationsBanc Capital Markets, Inc. . . . . . . . . . .
[NAMES OF OTHER UNDERWRITERS] . . . . . . . . . . . .   -----------------

  Total . . . . . . . . . . . . . . . . . . . . . . .   =================



                               -1-